FOURTH AMENDMENT AND RATIFICATION OF THE ASSIGNEMENT AGREEMENT
WITH A CONTINGENT RIGHT OF REVERTER
Effective January 21, 2010

KNOW ALL MEN BY THESE PRESENTS THAT:

WHERESAS, by that certain Assignment Agreement with Contingent Right of Reverter (hereafter the “Agreement”) made effective as of August 10, 2002 (the “Effective Date”), i-minerals inc. (formerly Alchemy Ventures Ltd. “ALY”) a company continued to the Canada Business Corporations Act (“IMA”), received certain state mineral lease applications from Idaho Industrial Minerals LLC an Idaho  limited liability company (“IIM”) and Northwest Kaolin, a Idaho corporation (“NWK”), collectively, referred to herein after as the “Parties”; and

WHEREAS, the sixteen lease applications were modified and consolidated, which became ten Mineral Leases as more completely described on Exhibit A, attached hereto and incorporated herein (the “Leases”), and the Idaho Department of Lands issued the Leases to AlchemyKaolin, inc., which later assigned the Leases to a partnership, i-minerals Helmer-Bovill, L.L.P.; and

WHEREAS,  ALY changed its name to i-minerals inc and was continued from the jurisdiction of the Company Act (British Columbia) to the jurisdiction of the Canada Business Corporation Act on January 24, 2004 and its wholly owned subsidiary AlchemyKaolin Inc., an Idaho incorporated company, changed its name to i-minerals USA inc. in February 2005 (“IMI”); and

WHEREAS, IMA, IMI, IIM and NWK amended the Agreement effective August 10, 2005 (the “First Amendment”) to extend the term of the Agreement to six years from the Effective Date of the Agreement and arrange for additional consideration to IIM and NWK; and

WHEREAS, the First Amendment proved difficult for the TSX Venture Exchange (the “TSX.V”) to quickly approve due to the complexity of evaluating the future share consideration, and the parties rescinded the First Amendment and ratified the Agreement in all of its terms, except as modified, amended and changed by the Second Amendment And Ratification of Assignment Agreement With Contingent Right of Reverter effective as of August 10, 2005 (the “Second Amendment”), which included the same extension of the term of the Agreement to six years from its Effective Date; and

WHEREAS, the term of the Agreement as agreed to and extended by the Parties in the Second Amendment was of insufficient length for IMA to meet the share issuance milestones as set forth in the Agreement; therefore, IMA, IMI, IIM and NWK amended the Agreement effective August 10, 2008 (the “Third Amendment”) to extend the term of the Agreement to nine years from the Effective Date of the Agreement and arrange for additional consideration to IIM and NWK; and

WHEREAS, by that certain Plan of Merger filed with the Idaho Secretary of State’s Office on January 20, 2010 and made effective on the date of filing, i-minerals Helmer-Bovill, L.L.P. merged with i-minerals USA, inc., and the sole surviving entity is was i-minerals USA, inc., which automatically transferred the Leases to i-minerals USA, inc. by State law I.C. 30-18-206 (the Idaho Entities Transaction Act).

Fourth Amendment and Ratification 1.22.10	Page 1 of 8

NOW THEREFORE, in consideration of the sum of $500 and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we, the undersigned, and each for itself, himself or herself as the case may be, do hereby:

1.    Replace in its entirety Section 1.4 of the Agreement such that the new Section 1.4 of the Agreement will read:

1.4    Term.  The term of this Agreement shall commence on the Effective Date and shall continue for a period of eleven (11) years (the “Term”), unless sooner terminated as provided in this Agreement.

2. Replace in its entirety Section 2.1.2 of the Agreement such that the new Section 2.1.2 of the Agreement will read:

2.1.2 Upon Completion of a Feasibility Study.  Upon completion of a Feasibility Study, IMA shall deliver to IIM, Six Hundred Thousand (600,000) common shares of IMA.

3. Replace in its entirety Section 2.1.4 of the Agreement such that the new Section 2.1.4 of the Agreement will read:

2.1.4 Upon Completion of the Permitting Process.  Upon completion of the Permitting Process, IMA shall deliver to IIM Seven Hundred Thousand (700,000) common shares of IMA.  The “Permitting Process” means the activities and time period required to obtain all federal, state or local government permits, licenses or other approval (including water rights) necessary for IMA (or its subsidiaries or affiliates), to construct and operate commercial mining and beneficiation facilities on the Properties, including, if required through the development of a Production Plant.

4. Strike from the Agreement Section 2.1.5 in its entirety eliminating any and all obligation of IMA to issue any shares on the Completion of a Production Plant and First Delivery of Commercial Product.

5. Ratify, adopt and confirm the Agreement in all its terms and provisions as previously modified, amended and changed and as modified amended and changed herein, and do hereby grant convey and assign said Lease Applications, Leases and Properties, as more fully described in Exhibit A attached hereto and incorporated by this reference, which description supersedes and replaces all previous descriptions of Lease Applications, Leases and Properties unto IMA, its successors, subsidiaries, affiliates and assigns in interest, as fully and completely as if it had originally been named as assignee in said Agreement.

Fourth Amendment and Ratification 1.22.10	Page 2 of 8

6. This Fourth Amendment and Ratification of Assignment Agreement and Contingent Right of Reverter (the “Fourth Amendment”) is subject to the acceptance of the TSX.V.

We, the undersigned, hereby declare that the Agreement in all its terms and provisions, as herein and previously amended, is binding on each of us and our respective heirs, executors, administrators, successors of the undersigned.

This Fourth Amendment may be executed in two or more counterparts and a facsimile of the executed signature page shall constitute an original for all purposes, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                IN WITNESS WHEREOF, this Fourth Amendment has been executed effective as of the 21st day of January 2010.

IIM: IDAHO INDUSTRIAL MINERALS LLC	IMA i-minerals inc.
By /s/ Robb Lemke	By /s/ Barry Girling
President	Director

NWK Northwest Kaolin, Inc.	IMI i-minerals USA inc.
By /s/ Robb Lemke	By /s/ Roger Kauffman
President	President

THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.

Fourth Amendment and Ratification 1.22.10	Page 3 of 8

PROVINCE OF BRITISH COLUMBIA     )

                                                                : ss.

CITY OF VANCOUVER                           )

           On this _____ day of January, 2010, before me, ______________, a notary public in and for said State, personally appeared W. Barry Girling, known or identified to me to be the Director of i-minerals inc., a British Columbia corporation, the corporation that executed the instrument, and acknowledged to me that said corporation executed the same.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_______________________________________________ Notary Public Residing at Comm. Expires

STATE OF IDAHO                  )

                                                : ss.

COUNTY OF                           )

           On this _____ day of January, 2010, before me, ______________, a notary public in and for said State, personally appeared Robb Lemke, known or identified to me to be the President of IDAHO INDUSTRIAL MINERALS, LLC., an Idaho limited liability company, the corporation that executed the instrument, and acknowledged to me that said corporation executed the same.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_______________________________________________ Notary Public Residing at Comm. Expires

Fourth Amendment and Ratification 1.22.10	Page 4 of 8

STATE OF IDAHO  )

                                : ss.

COUNTY OF ADA  )

           On this _____ day of January, 2010, before me, ______________, a notary public in and for said State, personally appeared Robb Lemke, known or identified to me to be the President of NORTHWEST KAOLIN, INC., an Idaho corporation, the corporation that executed the instrument, and acknowledged to me that said corporation executed the same.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_______________________________________________ Notary Public Residing at

Comm. Expires

STATE OF IDAHO                  )

                                                : ss.

COUNTY OF                           )

           On this _____ day of January, 2010, before me, ______________, a notary public in and for said State, personally appeared Roger A. Kauffman, known or identified to me to be the _____________ of I-MINERALS USA, INC., an Idaho limited liability company, the corporation that executed the instrument, and acknowledged to me that said corporation executed the same.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_______________________________________________ Notary Public Residing at Comm. Expires

Fourth Amendment and Ratification 1.22.10	Page 5 of 8

EXHIBIT A

TO THAT CERTAIN

FOURTH AMENDMENT AND RATIFICATION OF THE ASSIGNMENT AGREEMENT WITH A

CONTINGENT RIGHT OF REVERTER

Dated Effective January 21, 2010

By and between Idaho Industrial Minerals, LLC and i-minerals, inc.

MINERAL LEASES HELD BY I-MINERALS USA, INC.

AS OF JANUARY 20, 2010

Fourth Amendment and Ratification 1.22.10	Page 6 of 8

LEASE No.	Township	Range	Section	Legal Description	Acres
9266	41 North	1 East	18	Lot 2 (SW¼NW¼), NE¼, E½NW¼, W½SE¼, W½SE¼SE¼	381
9267	41 North	1 East	17	NW¼, N½SW¼, S½SW¼SE¼, SE¼SE¼, W½NE¼, W½NE¼NE¼	400
9268	40 North	1 West	6	Lot 9 (SW¼NW¼), Lot 10 (NW¼SW¼), Lot 11 (SW¼SW¼), SE¼NW¼, E½SW¼, SE¼, SW¼NE¼	451
9269	40 North	1 West	8	S½, NE¼NE¼, S½NE¼	440
9272	41 North	1 West	23	Lot 1 (NE¼NE¼) Lot 2 (NW¼NW¼) Lot 3 (SW¼NW¼) Lot 4 (SE¼NE¼) Lot 5 (NE¼SE¼) Lot 6 (NW¼SW¼) Lot 7 (SW¼SW¼) Lot 8 (SE¼SE¼) E½SW¼, W½SE¼	485
9273	41 North	1 West	22 27	NE¼SW¼ Lot 1 (SE¼SE¼) Lot 2 (SW¼SE¼) Lot 3 (SE¼SW¼) Lot 4 (SW¼SW¼) W½NW¼, SE¼NW¼, S½NE¼, N½S½	556

Fourth Amendment and Ratification 1.22.10	Page 7 of 8

9275	41 North	1 West	20 24 36	W½NE¼, NE¼NE¼, W½SE¼, SE¼SE¼ Lot 2 (NW¼NW¼), Lot 3 (SW¼NW¼), E½NW¼, NW¼NE¼ SW¼SE¼, E½SW¼	562
9276	41 North	1 West	21 22	N½ N½	640
9279	41 North	1 West	16	Lot 3 (SE¼SW¼), Lot 4 (SW¼SW¼), NW¼, N½SW¼, S½NE¼	414
9293	40 North	1 West	17	NW¼, N½NE¼, SE¼NE¼, NW¼SE¼	320

Fourth Amendment and Ratification 1.22.10	Page 1 of 8